Exhibit 10.6

Execution Version

AMENDMENT TO AGREEMENT AND PLAN OF MERGER

This AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “Amendment”), is made and entered into as of December 6, 2023, by and among, Blue World Acquisition Corporation a Cayman Islands exempted company (“SPAC”), TOYO Co., Ltd, a Cayman Islands exempted company (“PubCo”), TOYOone Limited, a Cayman Islands exempted company (“Merger Sub”), TOPTOYO INVESTMENT PET. LTD., a Singapore private company limited by shares (“SinCo”), Vietnam Sunergy Cell Company Limited, a Vietnamese company (the “Company”, together with PubCo, Merger Sub and SinCo, the “Group Companies”, or each individually, a “Group Company”), Vietnam Sunergy Joint Stock Company, a Vietnam joint stock company (“VSUN”), and Fuji Solar Co., Ltd, a Japanese company (“Fuji Solar”, together with VSUN, the “Shareholders”, or individually, a “Shareholder”). Capitalized terms not otherwise defined in this Amendment shall have the meaning given to them in the Merger Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the parties hereto are parties to a certain Agreement and Plan of Merger, dated as of August 10, 2023 (the “Merger Agreement”) by and among, (i) SPAC, (ii) each of the Group Companies and (iii) each of the Shareholders.

WHEREAS, SPAC, the Group Companies and the Shareholders have agreed that the consideration for the Share Exchange shall be SGD1.00.

WHEREAS, Fuji Solar has agreed to fund certain costs and expenses incurred in connection with the Transactions on the terms and conditions set forth herein (the “Expense Sharing”).

WHEREAS, in accordance with the terms of Sections 13.11 of the Merger Agreement, SPAC, each of the Group Companies and each of the Shareholders desire to amend the Merger Agreement as set forth herein.

WHEREAS, in connection with the Expense Sharing and concurrently with the execution and delivery of this Amendment, Fuji Solar, PubCo and SPAC have entered into the Amendment to Shareholder Lock-Up and Support Agreement attached hereto as Exhibit A (the “Lock-Up and Support Agreement Amendment”).

WHEREAS, in connection with the Expense Sharing and concurrently with the execution and delivery of this Amendment, SPAC, each of the Group Companies and each of the Shareholders desire to replace the Form of Registration Rights Agreement attached as Exhibit D to the Merger Agreement in its entirety as the form attached hereto as Exhibit B.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, SPAC, the Group Companies and the Shareholders agree as follows:

Section 1. Amendments to the Merger Agreement.

(a) The Sixth Recital of the Merger Agreement shall hereby be amended and restated in its entirety as follows:

“WHEREAS, the Parties desire and intend to effect a business combination transaction whereby upon the terms and subject to the conditions of this Agreement, (a) the Group Companies, VSUN and Fuji Solar shall consummate a series of transactions involving the Group Companies, including (A) PubCo acquiring one hundred percent (100%) of the issued and paid-up share capital of SinCo from Fuji Solar at an aggregate consideration of SGD1.00 (the “Share Exchange”), and (B) SinCo acquiring one hundred percent (100%) of the issued and outstanding shares of capital stock of the Company from VSUN at an aggregate consideration of no less than US$50,000,000 (the “SinCo Acquisition,” and together with the Share Exchange, the “Pre-Merger Reorganization”), as a result of which (i) SinCo shall become a wholly-owned subsidiary of PubCo, (ii) the Company shall become a wholly-owned subsidiary of SinCo; and (iii) Fuji Solar shall become the sole shareholder of PubCo, and (b) following the consummation of the Pre-Merger Reorganization, SPAC shall merge with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”), as a result of which, among others, all of the issued and outstanding securities of SPAC

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immediately prior to the Merger Effective Time shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holders thereof to receive substantially equivalent securities of PubCo, in each case, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the provisions of the Cayman Companies Act and other applicable laws;”

(b) Subsections (a) and (b) of Article II, Section 2.1 of the Merger Agreement shall hereby be deleted in its entirety and shall be replaced as follows:

“(a) At the Share Exchange Closing, PubCo shall pay Fuji Solar, the sole shareholder of SinCo, SGD1.00.

(b) At the Share Exchange Closing, in consideration for the payment by PubCo of SGD1.00 to Fuji Solar, Fuji Solar shall sell and transfer the SinCo Sale Share to PubCo.”

(c) Article IX, Section 9.7 (a) of the Merger Agreement shall hereby be deleted in its entirety and shall be replaced as follows:

“(a) SPAC shall use its best efforts to cause the Sponsor to support the extension of SPAC’s term on a monthly basis in accordance with SPAC’s Governing Documents until February 1, 2024 if the Merger Closing is not reasonably expected to occur prior to February 1, 2024. Fuji Solar has agreed to deposit into the Trust Account (i) the total amount of the fund for the extension from December 2, 2023 to January 2, 2024, and (ii) the one-half (1/2) amount of the fund for the extension of SPAC’s term from January 2, 2024 to February 2, 2024, respectively, to be evidenced by the unsecured promissory notes of SPAC, each of which shall be fully repaid in cash at the Merger Closing or converted into the SPAC Units at US$10 per SPAC Unit immediately prior to the Merger Closing at the discretion of Fuji Solar.”

(d) Article X, Section 10.2 (a)(iv) of the Merger Agreement shall hereby be deleted in its entirety and shall be replaced as follows:

“(iv) Subject to Section 13.6, the Group Companies, on the one hand, and SPAC, on the other, shall each be responsible for and pay one-half (1/2) of the cost for the preparation, filing and mailing of the Proxy/Registration Statement and other customary related fees arising from the preparation and filing of the Proxy/Registration Statement. The Group Companies, on the one hand, and the SPAC, on the other, shall each be responsible for necessary legal opinions issued to such entity that may be requested by the SEC in connection with the Transactions. The Group Companies shall advance (i) one-third (1/3) of the expenses payable to a valuation firm selected by the special committee of the Board of Directors of SPAC for the valuation of the Group Companies in connection with Transactions (the “Valuation Firm Expenses”), and (ii) one-third (1/3) of the expenses for a proxy solicitor mutually agreed by SPAC, the Sponsor and the Shareholders for soliciting approval of the Transactions by SPAC Shareholders (the “Proxy Solicitor Expenses”); provided that (x) the aggregate amount of Valuation Firm Expenses and Proxy Solicitor Expenses the Group Companies will be responsible for pursuant to this sentence shall not exceed $٢٠٠,٠٠٠, and (y) the Group Companies’ payment for its portion of the Valuation Firm Expenses and Proxy Solicitor Expenses shall be evidenced by one or more promissory notes of SPAC issued to the Group Companies’ designee, each of which shall be fully repaid in cash at the Merger Closing or converted into SPAC Units at US$١٠ per SPAC Unit immediately prior to the Merger Closing at the discretion of the holder of such promissory note. The SPAC shall be responsible for (i) two-thirds (2/3) of Valuation Firm Expenses, and (ii) two-thirds (2/3) of Proxy Solicitor Expenses.”

(e) All references to the “Shareholder Lock-Up and Support Agreement” shall mean the Shareholder Lock-Up and Support Agreement, as amended by the Lock-Up and Support Agreement Amendment.

Section 2. Effectiveness of Amendment. Upon the execution and delivery hereof, the Merger Agreement shall thereupon be deemed to be amended as set forth herein and with the same effect as if the amendments made hereby were originally set forth in the Merger Agreement, and this Amendment and the Merger Agreement shall henceforth respectively be read, taken and construed as one and the same instrument, but such amendments shall not operate so as to render invalid or improper any action heretofore taken under the Merger Agreement. Upon the effectiveness of this Amendment, each reference in the Merger Agreement to “this Agreement,” “hereof,” “hereunder” or words of like import referring to the Merger Agreement shall refer to the Merger Agreement as amended by this Amendment.

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Section 3. General Provisions.

(a) Miscellaneous. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Amendment may be executed and delivered by facsimile or PDF transmission. The terms of Article XIII of the Merger Agreement shall apply to this Amendment, as applicable.

(b) Merger Agreement in Effect. Except as specifically and explicitly provided for in this Amendment, the Merger Agreement shall remain unmodified and in full force and effect.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF the Parties have hereunto caused this Amendment to be duly executed as of the date first above written.

SPAC	Blue World Acquisition Corporation
	By:	/s/ Liang Shi
		Name:	Liang Shi
		Title:	Chief Executive Officer and Director

[Signature Page to Amendment to Agreement and Plan of Merger]

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IN WITNESS WHEREOF the Parties have hereunto caused this Amendment to be duly executed as of the date first above written.

PubCo	TOYO Co., Ltd
	By:	/s/ RYU Junsei
		Name:	RYU Junsei
		Title:	Director

[Signature Page to Amendment to Agreement and Plan of Merger]

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IN WITNESS WHEREOF the Parties have hereunto caused this Amendment to be duly executed as of the date first above written.

SinCo	TOPTOYO INVESTMENT PTE. LTD.
	By:	/s/ RYU Junsei
		Name:	RYU Junsei
		Title:	Director

[Signature Page to Amendment to Agreement and Plan of Merger]

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IN WITNESS WHEREOF the Parties have hereunto caused this Amendment to be duly executed as of the date first above written.

Merger Sub	TOYOone Limited
	By:	/s/ RYU Junsei
		Name:	RYU Junsei
		Title:	Director

[Signature Page to Amendment to Agreement and Plan of Merger]

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IN WITNESS WHEREOF the Parties have hereunto caused this Amendment to be duly executed as of the date first above written.

Company	Vietnam Sunergy Cell Company Limited
	By:	/s/ RYU Junsei
		Name:	RYU Junsei
		Title:	Director

[Signature Page to Amendment to Agreement and Plan of Merger]

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IN WITNESS WHEREOF the Parties have hereunto caused this Amendment to be duly executed as of the date first above written.

Shareholder	Fuji Solar Co., Ltd
	By:	/s/ RYU Junsei
		Name:	RYU Junsei
		Title:	Director

[Signature Page to Amendment to Agreement and Plan of Merger]

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IN WITNESS WHEREOF the Parties have hereunto caused this Amendment to be duly executed as of the date first above written.

Shareholder	Vietnam Sunergy Joint Stock Company
	By:	/s/ RYU Junsei
		Name:	RYU Junsei
		Title:	Director

[Signature Page to Amendment to Agreement and Plan of Merger]

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Exhibit A

Lock-Up and Support Agreement Amendment

Attached.

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Exhibit B

Form of Registration Rights Agreement

Attached.

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